Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholder
KeyBank National Association
We have examined management's assertion, included in the accompanying Management's
Assertion on Compliance with Regulation AB Criteria, that KeyBank National Association, as successor by merger to KeyCorp Real Estate Capital Markets, Inc., (the Company) complied with the servicing criteria set forth in Item 1122 (d) of the Securities and Exchange
Commission's Regulation AB for the commercial real estate mortgage loans platform, as of and for the year ended December 31, 2015, except for 1122 (d)(3)(i), 1122 (d)(3)(ii), 1122 (d)(3)(iii)
and 1122 (d)(3)(iv), which the Company has determined are not applicable to the activities performed by them with respect to the servicing platform covered by this report. See Appendix A for the asset backed transactions covered by this platform. Management is responsible for the
Company's compliance with those servicing criteria. Our responsibility is to express an opinion on management's assertion about the Company's compliance with the servicing criteria based on our examination.
Our examination was conducted in accordance with attestation standards established by the
American Institute of Certified Public Accountants, as adopted by the Public Company
Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the applicable servicing criteria and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset backed transactions and securities that comprise the platform, testing of less than all of the servicing activities related to the Platform and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the
Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. Although the
Company is responsible for assessing compliance with Item 1122(d)(1)(iii) of Regulation AB, there were no servicing activities performed by the Company during the year ended
December 31, 2015 that required these servicing criteria to be complied with.We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.
In our opinion, management's assertion that the Company complied with the aforementioned servicing criteria as of and for the year ended December 31, 2015 for the commercial real estate mortgage loans platform is fairly stated, in all material respects.
/s/ Ernst & Young LLP
Cleveland, Ohio

March 10, 2016

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2015 -Appendix A
Commercial Mortgage Pass Through Certificates PSA Date Key Role
Asset Securitization Corporation
10/24/1997
Master/Primary
Banc of America Commercial Mortgage Inc. Series 2004-2
04/01/2004
Master/Primary
Banc of America Commercial Mortgage Inc. 2002-X1
07/01/2002
Special
Banc of America Commercial Mortgage Inc. Series 2000-1
09/01/2000
Primary
Banc of America Commercial Mortgage Inc. Series 2000-2
09/01/2000
Master/Primary
Banc of America Commercial Mortgage Inc. Series 2001-1
05/01/2001
Primary
Banc of America Commercial Mortgage Inc. Series 2002-2
09/01/2002
Master/Primary
Banc of America Commercial Mortgage Inc. Series 2002-PB2
05/01/2002
Master/Primary
Banc of America Commercial Mortgage Inc. Series 2003-2
11/01/2003
Master/Primary
Banc of America Commercial Mortgage Inc. Series 2004-1
03/01/2004
Master/Primary
Banc of America Commercial Mortgage Inc. Series 2004-3
07/01/2004
Master/Primary
Banc of America Commercial Mortgage Inc. Series 2004-4
10/01/2004
Master/Primary
Banc of America Commercial Mortgage Inc. Series 2004-5
11/01/2004
Master/Primary
Banc of America Commercial Mortgage Inc. Series 2004-6
12/01/2004
Master/Primary
Banc of America Commercial Mortgage Inc. Series 2005-1
04/01/2005
Master/Primary
Banc of America Commercial Mortgage Inc. Series 2005-2
06/01/2005
Master/Primary
Banc of America Commercial Mortgage Inc. Series 2005-3
07/01/2005
Master/Primary
Banc of America Commercial Mortgage Inc. Series 2005-4
09/01/2005
Master/Primary/Special
Banc of America Commercial Mortgage Inc. Series 2005-5
10/01/2005
Master/Primary
Banc of America Commercial Mortgage Inc. Series 2005-6
12/01/2005
Master/Primary
Banc of America Commercial Mortgage Inc. Series 2006-1
03/01/2006
Master/Primary
Banc of America Commercial Mortgage Inc. Series 2006-2
06/01/2006
Master
Banc of America Commercial Mortgage Inc. Series 2006-3
08/01/2006
Master
Banc of America Commercial Mortgage Inc. Series 2006-4
08/01/2006
Master
Banc of America Commercial Mortgage Inc. Series 2006-5
10/01/2006
Master
Banc of America Commercial Mortgage Inc. Series 2006-6
11/01/2006
Master
Banc of America Commercial Mortgage Inc. Series 2007-1
02/01/2007
Master
Banc of America Commercial Mortgage Inc. Series 2007-2
06/01/2007
Master/Primary
Banc of America Commercial Mortgage Inc. Series 2007-3
07/01/2007
Master/Primary/Special
Banc of America Commercial Mortgage Inc. Series 2007-4
11/01/2007
Master/Primary
Banc of America Commercial Mortgage Inc. Series 2007-5
12/01/2007
Master/Primary
Banc of America Commercial Mortgage Inc. Series 2008-1
06/01/2008
Master/Primary
Banc of America Commercial Mortgage Inc. Series 2010-K7
06/01/2010
Primary
Banc of America Commercial Mortgage Inc. Series 2008-LSI
03/01/2008
Master
Banc of America Large Loan Inc. Series 2007-277 Park Ave Mz
02/01/2006
Master/Primary/Special
Banc of America Large Loan Inc. Series 2007-BMB1
10/25/2007
Master/Primary
Banc of America Large Loan Inc. Series 2009-FDG
12/11/2009
Master/Special
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2015-
K718
05/01/2015
Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2015 -Appendix A
Commercial Mortgage Pass Through Certificates PSA Date Key Role
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2015-KF06 10/01/2015
Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2015-
KP02
08/01/2015
Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2010-K10
05/01/2011
Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2011-K13
11/01/2010
Special
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2011-K13
05/01/2011
Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2011-
K704
11/01/2011
Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2011-KAIV 06/01/2011
Master/Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2012-K21
11/01/2012
Master
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2013-K25
02/01/2013
Special
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2013-K33
10/01/2013
Primary/Special
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2013-
K713
06/01/2013
Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2015-K51
12/01/2015
Primary
Banc of America Merrill Lynch Large Loan Inc. Series 2015-ASHF MZ A
02/09/2015
Special
Banc of America Merrill Lynch Large Loan Inc. Series 2015-ASHF MZ B
02/09/2015
Special
Banc of America Merrill Lynch Large Loan Inc. Series 2011-FSHN
07/01/2011
Master
Banc of America Merrill Lynch Large Loan Inc. Series 2012-CLRN
09/25/2012
Master
Banc of America Merrill Lynch Large Loan Inc. Series 2012-OSI
03/27/2012
Master
Banc of America Merrill Lynch Large Loan Inc. Series 2012-PARK
12/01/2012
Master/Special
Banc of America Merrill Lynch Large Loan Inc. Series 2013-DSNY MZ
11/21/2013
Master/Primary/Special
Banc of America Merrill Lynch Large Loan Inc. Series 2014-INLD MZ B
12/18/2014
Special
Banc of America Structured Securities Trust Series 2002-XI
07/01/2002
Primary/Special
Bank of America NA First Union National Bank Series 2001-3
11/01/2001
Primary
Barclays Commercial Mortgage Securities LLC Series 2012-K17
03/01/2012
Master
Barclays Commercial Mortgage Securities LLC Series 2012-K19
08/01/2012
Master
Barclays Commercial Mortgage Securities LLC Series 2012-K22
12/01/2012
Master
Barclays Commercial Mortgage Securities LLC Series 2013-K27
05/01/2013
Master
Barclays Commercial Mortgage Securities LLC Series 2015-RRI
06/01/2015
Master/Special
Barclays Commercial Mortgage Securities LLC Series 2015-RRI MZ A
06/04/2015
Master
Barclays Commercial Mortgage Securities LLC Series 2015-VMF
03/01/2015
Special
Barclays Commercial Mortgage Securities LLC Series 2014-KX01
07/01/2014
Primary
Barclays Commercial Mortgage Securities LLC Series 2012-K17
03/01/2012
Master
Barclays Commercial Mortgage Securities LLC Series 2012-K19
08/01/2012
Master/Primary
Barclays Commercial Mortgage Securities LLC Series 2012-K22
12/01/2012
Master/Primary
Barclays Commercial Mortgage Securities LLC Series 2012-K27
05/01/2013
Master/Primary
Barclays Commercial Mortgage Securities LLC Series 2012-K708
06/01/2012
Primary
Barclays Commercial Mortgage Securities LLC Series 2013-K31
08/01/2013
Primary/Special

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2015 -Appendix A
Commercial Mortgage Pass Through Certificates PSA Date Key Role
Barclays Commercial Mortgage Securities LLC Series 2013-K502
03/01/2013
Master/Primary
Barclays Commercial Mortgage Securities LLC Series 2014-K714
01/01/2014
Primary
Barclays Commercial Mortgage Securities LLC Series 2014-K715
05/01/2014
Primary
Barclays Commercial Mortgage Securities LLC Series 2014-K716
09/01/2014
Primary
Barclays Commercial Mortgage Securities LLC Series 2014-K717
12/01/2014
Master
Barclays Commercial Mortgage Securities LLC Series 2014-KF06
12/01/2014
Primary
Barclays Commercial Mortgage Securities LLC Series 2015-K43
03/04/2015
Primary/Special
Barclays Commercial Mortgage Securities LLC Series 2015-KF08
06/01/2015
Special
Barclays Commercial Mortgage Securities LLC Series 2015-KF09
08/01/2015
Primary
Barclays Commercial Mortgage Securities LLC Series 2015-KF12
12/01/2015
Primary
Barclays Commercial Mortgage Securities LLC Series 2015-KJ02
11/01/2015
Primary
Bear Stearns Commercial Mortgage Securities Inc. Series 1999-CLF1
08/15/1999
Primary/Special
Bear Stearns Commercial Mortgage Securities Inc. Series 2007-BBA8
04/17/2007
Master/Special
CBA MEZZ 2004-C1
02/07/2001
Primary
CCAO Commercial Mortgage Bonds Series 2
10/01/2007
Special
CCRE Commercial Mortgage Securities LP Series 2011-C2
12/11/2011
Master
Chase Commercial Mortgage Securities Corp. Series 1998-1
05/01/1998
Master/Primary
Chase Commercial Mortgage Securities Corp. Series 1998-2
11/10/1998
Special
Chase Commercial Mortgage Securities Corp. Series 2000-2
06/10/2000
Special
Citigroup Commercial Mortgage Securities Inc. Series 2014-FL2
11/07/2014
Master/Special
Citigroup Commercial Mortgage Securities Inc. Series 2005-EMG
05/02/2005
Special
Citigroup Commercial Mortgage Securities Inc. Series 2007-FL3
05/09/2007
Master/Primary/Special
Citigroup Commercial Mortgage Securities Inc. Series 2014-FL1
06/09/2014
Master/Special
Citigroup Commercial Mortgage Securities Inc. Series 2014-GC21
05/01/2014
Primary
Citigroup Commercial Mortgage Securities Inc. Series 2015-P1
08/01/2015
Primary
Colony Mortgage Capital Series 2014-FL1
04/10/2014
Master/Primary
Colony Mortgage Capital Series 2014-FL2
11/25/2014
Master
Colony Mortgage Capital Series 2015-FL3
09/29/2015
Master
Commercial Mortgage Lease-Backed Securities Series 2001-CMLB-1
02/01/2001
Special
Credit Suisse First Boston Mortgage Securities Corp, Series 2007-C5
11/14/2007
Special
Credit Suisse First Boston Mortgage Securities Corp, Series 2015-GLPA
12/15/2015
Master
Credit Suisse First Boston Mortgage Securities Corp, Series 2015-GLPB
12/22/2015
Master
Credit Suisse First Boston Mortgage Securities Corp, Series 2015-K48
09/01/2015
Primary
Credit Suisse First Boston Mortgage Securities Corp, Series 2015-K50
11/01/2015
Master
Credit Suisse First Boston Mortgage Securities Corp, Series 2015-K719
08/01/2015
Master
Credit Suisse First Boston Mortgage Securities Corp, Series 2015-SAND
08/17/2015
Master/Special
Credit Suisse First Boston Mortgage Securities Corp, Series 2015-SAND MZ 08/17/2015
Master
Credit Suisse First Boston Mortgage Securities Corp. CSMC Trust 2015-
TOWN
03/31/2015
Master/Special

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2015 -Appendix A
Commercial Mortgage Pass Through Certificates PSA Date Key Role
Credit Suisse First Boston Mortgage Securities Corp. CSMC Trust 2015-
TOWN MZ
05/27/2015
Master
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C1
06/11/1998
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-PS2
10/01/1998
Special
Credit Suisse First Boston Mortgage Securities Corp. Series 1999-PS3
11/01/1999
Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2000-PS4
06/16/2000
Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CK1
03/01/2001
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CK3
Comp Lns
06/01/2001
Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2002-CKP1
03/01/2002
Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2002-CKS4
10/11/2002
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-C3
07/01/2002
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-C4
09/11/2003
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-CK2
04/11/2003
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1
03/11/2004
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C2
06/01/2004
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C4
11/01/2004
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C5
12/01/2004
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C2
05/01/2005
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C4
08/01/2005
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C6
12/01/2005
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2006-C1
03/01/2006
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2006-C4
09/01/2006
Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2006-C5
12/01/2006
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2006-OMA
02/10/2006
Master/Primary/Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2006-TFL1
04/09/2006
Master/Primary/Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2006-TFL2
11/09/2006
Master/Primary/Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2007-C1 CL
02/10/2006
Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2007-C2
05/01/2007
Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2007-C3
06/01/2007
Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2007-C4
09/01/2007
Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2007-C5
11/01/2007
Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2007-C5 CL
11/01/2007
Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2007-TFL1
03/09/2007
Master/Primary/Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2007-TFL2
07/09/2007
Master/Primary/Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2008-C1
04/01/2008
Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2012-K705
02/01/2012
Master/Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2012-KP01
10/01/2012
Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2013-K30
08/01/2013
Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2015 -Appendix A
Commercial Mortgage Pass Through Certificates PSA Date Key Role
Credit Suisse First Boston Mortgage Securities Corp. Series 2013-K35
12/01/2013
Master/Primary/Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2013-K38
06/25/2014
Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2014-ICE
06/16/2014
Master/Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2014-K38
06/01/2014
Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2014-TIKI
11/06/2014
Master/Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2015-C1
03/01/2015
Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2015-C2
05/01/2015
Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2015-C3
08/01/2015
Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2015-DEAL
05/27/2015
Master/Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2015-K44
04/01/2015
Special/Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-
LC15
03/01/2014
Primary
Deutsche Mortgage & Asset Receiving Corporation BHMS 2014-MZ
08/01/2014
Master/Special
Deutsche Mortgage & Asset Receiving Corporation CD 2007-CD5
11/01/2007
Primary
Deutsche Mortgage & Asset Receiving Corporation Series 1998-C1
03/01/1998
Master/Primary
Deutsche Mortgage & Asset Receiving Corporation Series 2009-K4
10/01/2009
Primary
Deutsche Mortgage & Asset Receiving Corporation Series 2011-K11
03/01/2011
Primary
Deutsche Mortgage & Asset Receiving Corporation Series 2011-K16
12/01/2011
Master/Special
Deutsche Mortgage & Asset Receiving Corporation Series 2011-LC3
08/01/2011
Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 1999-1
03/01/1999
Master/Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2000-C1
09/01/2000
Master/Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2005-
FL10
03/01/2005
Special
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2006-C7
06/01/2006
Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2006-C8
12/01/2006
Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2007-C9
08/01/2007
Master/Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2012
LTRT
10/01/2012
Master/Special
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2012-
CCRE1
05/01/2012
Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2012-
CCRE5
12/01/2012
Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013
CCRE7
04/01/2013
Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-
300P
08/01/2013
Master
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-
CCRE10
08/01/2013
Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-
CCRE13
12/01/13
Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2015 -Appendix A
Commercial Mortgage Pass Through Certificates PSA Date Key Role
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-
CCRE8
06/01/2013
Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-
CCRE9
07/01/2013
Master
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-
GAM
03/03/2013
Master/Primary/Special
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-
LC6
01/01/2013
Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014
UBS3
06/01/2014
Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-
CCRE16
04/01/2014
Master
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-
CCRE17
05/01/2014
Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-
CCRE18
06/01/2014
Master
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-
CCRE21
12/01/2014
Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-FL5 12/04/2014
Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-
SAVA
07/09/2014
Master/Special
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-
UBS2
03/01/2014
Master
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-
UBS4
07/01/2014
Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-
UBS6
12/01/2014
Master
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2015-
CCRE22
03/01/2015
Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2015-
CCRE25
08/01/2015
Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2015-
CCRE26
10/01/2015
Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2015-
CCRE27
10/01/2015
Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2015-
DC1
03/01/2015
Master
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2015-
LC19
02/01/2015
Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2015-
LC21
06/01/2015
Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2015-
LC23
11/01/2015
Primary
Deutsche Mortgage & Asset Receiving Corporation Series EQTY 2014-INNS 06/18/2014
Master/Special

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2015 -Appendix A
Commercial Mortgage Pass Through Certificates PSA Date Key Role
Deutsche Mortgage & Asset Receiving Corporation Series EQTY 2014-MZ
06/18/2014
Master/Special
Deutsche Mortgage & Asset Receiving Corporation Series 2015-11MD
09/06/2015
Master/Special
DLJ Commercial Mortgage Corp. Series 1998-CF1
03/01/1998
Master/Primary/Special
DLJ Commercial Mortgage Corp. Series 1998-CF2
12/01/1998
Master/Primary
DLJ Commercial Mortgage Corp. Series 2000-CKP1
11/01/2000
Master/Primary
DLJ Mortgage Acceptance Corp. Series 1997-CF2
09/29/1997
Master/Primary
Federal Deposit Insurance Corporation Series 2012-C1
05/01/2014
Master
First Union Commercial Mortgage Securities Inc. Series 1998-C2
05/01/1998
Master/Primary
First Union National Bank Series 2001-C1
02/01/2001
Primary
GE Capital Commercial Mortgage Corporation Series 2000-1
12/10/2001
Special
GE Capital Commercial Mortgage Corporation Series 2002-2
08/01/2002
Primary
GE Capital Commercial Mortgage Corporation Series 2005-C2
05/01/2005
Primary
GE Commercial Mortgage Corporation Series 2003-C1
04/01/2003
Master/Primary
GE Commercial Mortgage Corporation Series 2004-C1
01/01/2004
Master/Primary
GE Commercial Mortgage Corporation Series 2004-C2
04/01/2004
Primary
GE Commercial Mortgage Corporation Series 2004-C3
07/01/2004
Primary
GE Commercial Mortgage Corporation Series 2005-C1
02/17/2005
Primary
GE Commercial Mortgage Corporation Series 2005-C3
08/25/2005
Primary
GE Commercial Mortgage Corporation Series 2005-C4
12/02/2005
Primary
GE Commercial Mortgage Corporation Series 2006-C1
03/01/2006
Primary
GE Commercial Mortgage Corporation Series 2007-C1
05/08/2007
Master/Primary
GFCM LLC Series 2003-1
09/01/2003
Special
Global Franchise Grantor Trust 1998-1
08/01/1998
Master/Primary/Special
Global Franchise Grantor Trust 1998-1
08/01/1998
Master/Primary/Special
GMAC Commercial Mortgage Securities Inc. Series 1997-C1
09/01/1997
Special
GMAC Commercial Mortgage Securities Inc. Series 1997-C2
12/01/1997
Special
GMAC Commercial Mortgage Securities Inc. Series 1998-C1
05/01/1998
Special
GMAC Commercial Mortgage Securities Inc. Series 1998-C2
08/01/1998
Special
GMAC Commercial Mortgage Securities Inc. Series 1999-C1
02/01/1999
Special
GMAC Commercial Mortgage Securities Inc. Series 1999-C2
06/01/1999
Special
GMAC Commercial Mortgage Securities Inc. Series 1999-C3
09/01/1999
Special
GMAC Commercial Mortgage Securities Inc. Series 2000-C1
03/01/2000
Special
Greenwich Capital Commercial Funding Corp. Series 2007-GG11
10/30/2007
Master
GS Mortgage Securities Corporation II Series 1997-GL1
08/11/1997
Special
GS Mortgage Securities Corporation II Series 1998-C1
10/11/1998
Special
GS Mortgage Securities Corporation II Series 2003-C1
03/01/2003
Primary
GS Mortgage Securities Corporation II Series 2007-GG10
07/01/2007
Special
GS Mortgage Securities Corporation II Series 2010-K5
02/01/2010
Special
GS Mortgage Securities Corporation II Series 2010-K8
09/01/2010
Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2015 -Appendix A
Commercial Mortgage Pass Through Certificates PSA Date Key Role
GS Mortgage Securities Corporation II Series 2012-GC6
02/01/2012
Master/Primary
GS Mortgage Securities Corporation II Series 2012-GCJ7
06/01/2012
Primary
GS Mortgage Securities Corporation II Series 2012-GCJ9
11/01/2012
Primary
GS Mortgage Securities Corporation II Series 2013-650M
10/21/2013
Master/Special
GS Mortgage Securities Corporation II Series 2013-G1
03/01/2013
Master/Primary/Special
GS Mortgage Securities Corporation II Series 2013-NYC5
03/01/2013
Master/Primary/Special
GS Mortgage Securities Corporation II Series 2013-PEMB
04/01/2014
Master/Primary/Special
GS Mortgage Securities Corporation II Series 2014-GC20
04/01/2014
Master
GS Mortgage Securities Corporation II Series 2014-NEW
03/11/2014
Master
GS Mortgage Securities Corporation II Series 2015-GC32
07/01/2015
Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-C28
04/01/2015
Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-C30
07/01/2015
Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-FL7
06/30/2015
Master/Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-
K1501
07/01/2015
Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-K45
05/01/2015
Master/Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-K720
11/01/2015
Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-UES
10/01/2015
Master/Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-
WOLF
06/30/2015
Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-
WOLF MZ A
06/16/2015
Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-WPG
06/24/2015
Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. BCLP Hotel Trust
2014-CLRN MZ
09/25/2014
Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Carefree Portfolio
Trust 2014-CARE
12/23/2014
Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Del Coronado
Trust 2013-DEL
04/11/2013
Master/Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Motel 6 Trust
2012-MTL6
11/01/2012
Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2001-A
10/01/2001
Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP4
09/01/2005
Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CIBC
18
03/07/2007
Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-
CIBC20
09/28/2007
Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-FL1
08/01/2007
Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-FL1
Part
08/01/2007
Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-
03/01/2007
Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2015 -Appendix A
Commercial Mortgage Pass Through Certificates PSA Date Key Role
LDP10
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2009-IWST 12/23/2009
Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2010-CNTR 09/01/2010
Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2010-K6
04/01/2010
Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2011-C3
03/01/2011
Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2011-C5
09/01/2011
Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2011-K10
02/01/2011
Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2011-K14
08/01/2011
Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2011-K702
06/01/2011
Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-C8
10/01/2012
Master/Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-HSBC 07/01/2012
Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-K18
05/01/2012
Master/Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-K23
12/01/2012
Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-K706
02/01/2012
Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-K710
07/01/2012
Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-
WLDN
05/01/2012
Master/Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013
Coronado MZ
04/01/2013
Master/Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-C12
06/01/2013
Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-C13
07/01/2013
Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-C15
10/01/2013
Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-FL3
05/08/2013
Master/Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-JWRZ
MZ
05/29/2013
Master/Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-K28
06/01/2013
Master/Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-K32
09/01/2013
Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-K712
04/01/2013
Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-WT
08/01/2013
Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-C19
05/01/2014
Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-C20
06/01/2014
Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-C24
10/01/2014
Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-CARE
MZ A
11/26/2014
Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-CARE
MZ B
11/26/2014
Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-CBM
11/10/2014
Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-CBM
MZ
10/30/2014
Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-FBLU
02/06/2014
Master/Special

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2015 -Appendix A
Commercial Mortgage Pass Through Certificates PSA Date Key Role
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-FL6
12/08/2014
Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-HYT
MZ
12/12/2014
Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-INN
06/27/2014
Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-INN
MZ
06/27/2014
Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-K36
02/01/2014
Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-K36
06/27/2014
Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-K40
11/01/2014
Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-KF03
04/01/2014
Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-KF04
08/01/2014
Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-PHH
10/10/2014
Master/Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-LSP
12/04/2015
Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-LSP
MZ
11/13/2015
Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-
M6MZ
02/26/2015
Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-MTL6 03/23/2015
Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Houston Galleria
Mall Trust 2015-HGLR
03/30/2015
Master
JP Morgan Chase Commercial Mortgage Securities Corp. Hyatt Hotel
Portfolio Trust 2015-HYT
02/06/2015
Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-K42
01/28/2015
Primary
JP Morgan Commercial Mortgage Finance Corp. Series 1997-C5
09/01/1997
Special
JP Morgan Commercial Mortgage Finance Corp. Series 2000-C9
01/01/2000
Master/Primary
Key Commercial Mortgage Securities Trust 2007-SL1
04/01/2007
Master
Merrill Lynch Mortgage Investors Inc. ML-CFC Commercial Mortgage Trust
2006-2
06/01/2006
Master/Primary
Merrill Lynch Mortgage Investors Inc. ML-CFC Commercial Mortgage Trust
2007-5
03/01/2007
Master/Primary
Merrill Lynch Mortgage Investors Inc. ML-CFC Commercial Mortgage Trust
2007-8
08/01/2007
Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 1998-C2
03/01/1998
Special
Merrill Lynch Mortgage Investors Inc. Series 1999-C1
11/01/1999
Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2003-KEY1
11/01/2003
Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2004-BPC1
11/01/2004
Primary
Merrill Lynch Mortgage Investors Inc. Series 2004-KEY2
09/01/2004
Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2004-MKB1
03/01/2005
Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2005 MKB2
03/01/2005
Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2005-CK11
12/01/2005
Master/Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2015 -Appendix A
Commercial Mortgage Pass Through Certificates PSA Date Key Role
Merrill Lynch Mortgage Investors Inc. Series 2006-1
11/01/2006
Master/Special
Merrill Lynch Mortgage Investors Inc. Series 2007-C1
08/01/2007
Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2008-C1
06/01/2008
Master/Primary
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21, Series
2015-C21
02/01/2015
Master
Morgan Stanley Capital I Inc. Series 2015-150E
09/05/2015
Special
Morgan Stanley Capital I Inc. Series 2015-ALDR
05/05/2015
Master/Special
Morgan Stanley Capital I Inc. Series 2015-K20
09/01/2015
Special
Morgan Stanley Capital I Inc. Series 2015-K49
10/01/2015
Master
Morgan Stanley Capital I Inc. Series 2015-K721
12/01/2015
Special
Morgan Stanley Capital I Inc. Series 1997-C1
03/01/1997
Special
Morgan Stanley Capital I Inc. Series 1998-WF2
03/01/1998
Primary
Morgan Stanley Capital I Inc. Series 1999-CAM1
07/01/1999
Master/Primary/Special
Morgan Stanley Capital I Inc. Series 2002-IQ2
06/01/2002
Master/Primary
Morgan Stanley Capital I Inc. Series 2004-IQ9
02/01/2005
Primary
Morgan Stanley Capital I Inc. Series 2007-IQ16
11/28/2007
Primary
Morgan Stanley Capital I Inc. Series 2007-XLF9
08/23/2007
Special
Morgan Stanley Capital I Inc. Series 2011-C1
02/01/2011
Master
Morgan Stanley Capital I Inc. Series 2011-C2
06/01/2011
Master
Morgan Stanley Capital I Inc. Series 2011-K701
03/01/2011
Primary
Morgan Stanley Capital I Inc. Series 2012-C4
03/01/2012
Master
Morgan Stanley Capital I Inc. Series 2012-C5
07/01/2012
Master
Morgan Stanley Capital I Inc. Series 2012-CKSV
10/01/2012
Master/Special
Morgan Stanley Capital I Inc. Series 2012-K20
09/01/2012
Primary/Special
Morgan Stanley Capital I Inc. Series 2012-STAR
08/01/2012
Special
Morgan Stanley Capital I Inc. Series 2013-KSMC
03/01/2013
Special
Morgan Stanley Capital I Inc. Series 2015-C26
11/01/2015
Primary
Morgan Stanley Capital I Inc. Series 2015-K721
12/01/2015
Special
Morgan Stanley Capital I Inc. Series 2015-MS1
07/01/2015
Primary
Mortgage Capital Funding Inc. Series 1998 MC2
06/01/1998
Master/Primary
Nationsbanc Mortgage Capital Corporation Series 1995-M2
08/29/1995
Master/Primary/Special
Nationslink Funding Corporation Series 1999-LTL-1
02/15/1999
Primary/Special
PaineWebber Mortgage Acceptance Corporation V Series 1999-C1
06/01/1999
Master/Primary
Prudential Securities Secured Financing Corporation Series 1998-C1
08/01/1998
Master/Primary
Prudential Securities Secured Financing Corporation Series 1999-C2
07/01/1999
Master/Primary
Prudential Securities Secured Financing Corporation Series 1999-NRF-1
03/01/1999
Master/Primary
Prudential Securities Secured Financing Corporation Series KEY 2000-C1
06/01/2000
Master/Primary
ReadyCap Commercial Mortgage Depositor LLC, Commercial Mortgage
Trust 2014-1
10/17/2014
Master/Special

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2015 -Appendix A
Commercial Mortgage Pass Through Certificates PSA Date Key Role
ReadyCap Commercial Mortgage Depositor LLC, Commercial Mortgage
Trust 2015-2
11/30/2015
Master
Salomon Brothers Mortgage Securities VII Inc. Series 1999-C1
08/01/1999
Special
Salomon Brothers Mortgage Securities VII Inc. Series 2000-C2
08/01/2000
Master/Primary
Structured Asset Securities Corp II. LB Commercial Mortgage Trust Series
2007-LLF C5
08/09/2007
Master
Structured Asset Securities Corp. LB Commercial Mortgage Trust Series
1998-C1
02/01/1998
Primary/Special
Structured Asset Securities Corp. LB Commercial Mortgage Trust Series
2007-C3
07/11/2007
Master
Structured Asset Securities Corp. LB-UBS Commercial Mortgage Trust
Series 2000-C4
11/11/2000
Master/Primary
Structured Asset Securities Corp. LB-UBS Commercial Mortgage Trust
Series 2006-C7
11/13/2006
Primary
Structured Asset Securities Corp. LB-UBS Commercial Mortgage Trust
Series 2007-C1
02/12/2007
Master
Structured Asset Securities Corp. LB-UBS Commercial Mortgage Trust
Series 2007-C2
04/11/2007
Primary
Structured Asset Securities Corp. LB-UBS Commercial Mortgage Trust
Series 2007-C7
11/12/2007
Primary
Sutherland Grantor Trust Series II,III,VI, VII & 2015-SBC4 REO I, LLC
08/04/2015
Master
UBS Commercial Mortgage Securitization Corp. Series HILT 2014-ORL
07/29/2014
Master
UBS Commercial Mortgage Securitization Corp. UBS-BAMLL Trust 2012-
WRM
07/01/2012
Master/Special
UBS Commercial Mortgage Trust 2007-FL1
12/28/2007
Special
UBS Commercial Mortgage Trust 2012-C1
05/01/2012
Primary
UBS-Barclays Commercial Mortgage Trust 2013-C5
02/01/2013
Primary
UBS-Citigroup Commercial Mortgage Trust 2011-C1
12/01/2011
Primary
VNDO 2013-PENN Mortgage Trust Series 2013-PENN
12/01/2013
Special
Wachovia Commercial Mortgage Securities Inc. Series 2006-C27
08/01/2006
Special
Wachovia Commercial Mortgage Securities Inc. Series 2006-C30
03/14/2007
Primary
Wachovia Commercial Mortgage Securities Inc. Series 2006-C31
05/01/2007
Primary
Wachovia Commercial Mortgage Securities Inc. Series 2006-C33
08/01/2007
Primary
Wachovia Commercial Mortgage Securities Inc. Series 2006-C34
11/01/2007
Primary
Wachovia Large Loan Inc. Series 2007-WHALE 8
06/01/2007
Special
Washington Mutual Asset Securities Corp. Series 2005-C1
02/01/2005
Master/Special
Washington Mutual Asset Securities Corp. Series 2006-SL1
11/01/2006
Master/Primary
Washington Mutual Asset Securities Corp. Series 2007-SL2
03/01/2007
Master/Special
Washington Mutual Asset Securities Corp. Series 2007-SL3
07/01/2007
Master/Special
Waterfall Commercial Mortgage Depositor, LLC, Series 2015-SBC5
09/10/2015
Master/Special
Waterfall Victoria Depositor LLC Series 2011-SBC2
01/01/2011
Master/Primary/Special

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2015 -Appendix A
Commercial Mortgage Pass Through Certificates PSA Date Key Role
Waterfall Victoria Mortgage Trust 2011-SBC1
07/01/2011
Master/Primary
Waterfall Victoria Mortgage Trust Series 2011-SBC3
07/01/2012
Master/Primary
Waterfall Victoria Mortgage Trust Series 2011-SBC3(REO)
07/01/2012
Master/Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-K101
03/01/2015
Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-KKA
03/01/2015
Master/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-KS03
10/01/2015
Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-NXS1
04/01/2015
Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-SB3
09/01/2015
Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-K46
06/01/2015
Master/Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-KF11
11/1/2015
Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2011-K12
04/01/2011
Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2011-K15
11/01/2011
Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2011-K703
09/01/2011
Primary/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2012-K501
04/01/2012
Master/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2012-K709
06/01/2012
Primary/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2012-K711
11/01/2012
Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2013-K24
01/01/2013
Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2013-K26
05/01/2013
Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2013-K29
07/01/2013
Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2013-K34
1/01/2013
Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2013-KF02
11/01/82013
Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2013-KS01
05/01/2013
Master/Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2014-K37
03/01/2014
Master
Wells Fargo Commercial Mortgage Securities Inc. Series 2014-K39
09/01/2014
Master
Wells Fargo Commercial Mortgage Securities Inc. Series 2014-K41
12/01/2014
Master
Wells Fargo Commercial Mortgage Securities Inc. Series 2014-K503
10/01/2014
Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2014-KF05
11/01/2014
Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2014-KS02
05/01/2014
Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2014-LC16
06/01/2014
Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-C31
11/01/2015
Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-KS04
12/01/2015
Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-NXS3
10/01/2015
Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-SB5
10/01/2015
Primary
Wells Fargo Commercial Mortgage Trust Series 2013-BTC
04/01/2013
Special
Wells Fargo Commercial Mortgage Securities Series 2015-C27
3/1/2015
Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2015 -Appendix A
Commercial Mortgage Pass Through Certificates PSA Date Key Role
Conduit
Citigroup WH Floaters
12/13/2007 Primary
COLONY JPM Repurchase
11/10/2014 Primary
CSFB Interim
9/3/2006 Primary
Deutsche LOC
12/1/1998 Primary
GACC WH
12/1/1998 Primary
ORIX WH
12/8/2005 Primary
ORIX WH CHICAGO
12/8/2005 Primary
PROVIDENCE EQUITY
11/20/2014 Primary
CDO
Highland Park CDO I
12/20/2006 Primary
Vertical CRE CDO 2006
5/24/2006 Primary
RCMC 2012 CREL1
11/29/2012 Primary
Agency
BOA Agency
None
Primary
BOA Agency
None
Primary
Fannie Mae Interim
None
Primary
Fannie Mae Negotiated Sold
None
Primary
FHLMC Credit Facility
None
Primary
FHLMC Others
None
Primary
FHLMC Others ARM
None
Primary
FNMA Direct Bond
None
Primary
FNMA DMBS
None
Primary
FNMA DUS
None
Primary
FNMA DUS ARM
None
Primary
FNMA MBS
None
Primary
FNMA MBS A/360
None
Primary
FNMA Struct. Cash Facil.
None
Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2015 -Appendix A
Commercial Mortgage Pass Through Certificates PSA Date Key Role
FNMA Bond Credit Fixed 18
None
Primary
FNMA DUS CMA A_360
None
Primary
FNMA DUS CMA A_360
None
Primary
FNMA DUS_CASH
None
Primary
FNMA DUS_CASH_ARM
None
Primary
FNMA DUS_MBS
None
Primary
FNMA DUS_MBS_ACT360
None
Primary
FNMA Hybrid Loans
None
Primary
FNMA MBS/DUS 1
None
Primary
FNMA MBS_DUS 1
None
Primary
FNMA Negotiated MBS
None
Primary
FNMA Small Loans
None
Primary
FNMA WVR Bond
None
Primary
FNMA WVR Bonds DUS
None
Primary
FNMACash DUS
None
Primary
FNMACash DUS
None
Primary
FNMADUS PFP MBS FX
None
Primary
Fredde Mac Bonds
None
Primary
Freddie Mac CMC BCE157522
None
Primary
Freddie Mac CMC NRS Cash
None
Primary
Freddie Mac CME
None
Primary
Freddie Mac CME ARM
None
Primary
Freddie Mac CME ARM
None
Primary
Freddie Mac CMP Shared R
None
Primary
Freddie Mac Conventional
None
Primary
Freddie Mac Interim
None
Primary
Freddie Mac Interim
None
Primary
Freddie Mac PreSecur
None
Primary
Freddie Mac Small Balance
None
Primary
Freddie Mac Sun America
None
Primary
Ginnie Mae
None
Primary
GINNIE MAE USDA
None
Primary
GNMA I
None
Primary
HUNT Mortgage GNMA
None
Primary
Hunt Mortgage Int FHLMC
None
Primary
Hunt Mortgage Int FNMA
None
Primary
HUNT Mtge GNMA Cons
None
Primary
ReadyCap Freddie SmallBal
None
Primary
Waterfall Freddie Small B
None
Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2015 -Appendix A
Commercial Mortgage Pass Through Certificates PSA Date Key Role
Fund
HMI Fund
None
Primary
Life/Pension
American Fidelity Assur Co
None
Primary
Athene Annuity Life
None
Primary
Commonwealth Ann & Life
None
Primary
CorAmerica
None
Primary
Equitrust ETL1M
None
Primary
Equitrust ETLGLM
None
Primary
Equitrust ETLGLZ
None
Primary
Equitrust ETLZ
None
Primary
Equitrust Life Ins (Gugg)
None
Primary
EquiTrust Life Ins. Co
None
Primary
Guggenheim CREF LLC
None
Primary
Guggenheim Life & Annuity
None
Primary
John Hancock
None
Primary
Life Ins Co of Southwest
None
Primary
Midland National Life Co
None
Primary
North American Com Life
None
Primary
PPM America
None
Primary
Protective Life Ins Co.
None
Primary
RGA RE
None
Primary
RGA RE US Mortality
None
Primary
RGA Timberlake
None
Primary
Royal Neighbors of America
None
Primary
Security Benefit Life Co
None
Primary
Sun Life Assurance Co
None
Primary
Symetra Life Insurance Co
None
Primary
USAA
None
Primary
USAA Shadow Serviced
None
Primary
Small CMD
Bank of Internet USA
None
Primary
Third Party
2015 SBC4 SGT, Series II
None
Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2015 -Appendix A
Commercial Mortgage Pass Through Certificates PSA Date Key Role
2015 SBC4 SGT, Series III
None
Primary
2015 SBC4 SGT, Series REO
None
Primary
2015 SBC4 SGT, Series VI
None
Primary
2015 SBC4 SGT, Series VII
None
Primary
666 Fifth Ave
None
Primary
AFLCIO
None
Primary
Agency Temporary
None
Primary
Altshuler Shaham Prov
None
Primary
American Equity Inv Life
None
Primary
Apollo Global Real Estate
None
Primary
Ashford Hospitality
None
Primary
AStar
None
Primary
Axonic Capital
None
Primary
BACM 2004-6 Subordinate
None
Primary
BACM 2006-5 Subordinate
None
Primary
BACM 2007-2 Subordinate
None
Primary
BACM 2007-5 Subordinate
None
Primary
BACM 2008-1 A2
None
Primary
BANK OF ALAMEDA MULTIFAM
None
Primary
BANK OF INTERNET USA
None
Primary
Bank of New York Mellon
None
Primary
Bank of the West
None
Primary
Bank Santander Puerto Ric
None
Primary
Bayerische Landesbank
None
Primary
BBVA
None
Primary
Blackrock Financial Mgmt
None
Primary
BLDG CM LLC
None
Primary
BMO Harris Bank N.A.
None
Primary
BRE-CW Portfolio LLC
None
Primary
BSCMSI 2007-BBA8 Subordina
None
Primary
BSP-ICBC Repo
None
Primary
California Bank & Trust
None
Primary
Capital Trust Inc.
None
Primary
Capmark Bank
None
Primary
CBA Mezz Cap
None
Primary
CBRE Subordinate Notes
None
Primary
Centennial Bank
None
Primary
Centrue REO
None
Primary
Citibank Corporate Loans
None
Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2015 -Appendix A
Commercial Mortgage Pass Through Certificates PSA Date Key Role
Citigroup WH Floaters
None
Primary
Colfin Coram Penn Fund
None
Primary
Colony Interim
None
Primary
Colony JPM Repurchase
None
Primary
COLUMN LARGE WH
None
Primary
COMMUNITY BANK
None
Primary
Concord Debt Funding Trust
None
Primary
Credit Agricole CIB
None
Primary
Credit Suisse Sec Prod MF
None
Primary
CSFB Interim
None
Primary
Dawn Grantor Trust
None
Primary
Deka
None
Primary
Dekabank Deutsche Girozent
None
Primary
DESJARDINS BANK FSB
None
Primary
Deutsche Bank Securities
None
Primary
Deutsche Genossenschafts H
None
Primary
Deutsche Hypothekenbank
None
Primary
Dusseldorfer Hypotheken
None
Primary
E.Sun Commercial Bank
None
Primary
Executive Hills B Note LLC
None
Primary
FDIC Dallas
None
Primary
Fidelity
None
Primary
FINANCE FACTORS LTD
None
Primary
First City B Note Holders
None
Primary
FIRST FED SAVGS BK OTTAWA
None
Primary
FIRST MIDWEST BANK
None
Primary
FMLPSBA 504_FDIC
None
Primary
Fortress Credit
None
Primary
FOX VALLEY SAVINGS BANK
None
Primary
Goldome 19862 Trust
None
Primary
Guardian Life Insurance Co
None
Primary
Guggenheim
None
Primary
H2 Financial Funding LLC
None
Primary
Hayden Asset I
None
Primary
Hayden Asset VIII, LLC
None
Primary
Hayden II
None
Primary
Hayden III
None
Primary
Hayden IV
None
Primary
Hayden IV
None
Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2015 -Appendix A
Commercial Mortgage Pass Through Certificates PSA Date Key Role
Hayden IX
None
Primary
Hayden IX
None
Primary
Hayden VI, LLC
None
Primary
Healthcare Financial Solu
None
Primary
HIGHLAND BANK
None
Primary
Highland Capital Mgmt LP
None
Primary
Hunt CMBS Portfolio
None
Primary
Hunt Fixed Hold Portfolio
None
Primary
Hunt Fixed Hold Program
None
Primary
HUNT FNB HUD
None
Primary
HUNT JPM HUD
None
Primary
HUNT PRU HUD
None
Primary
HUNT CS Repo Line
None
Primary
HUNT WF Repo
None
Primary
HUNTINGTON NATIONAL BANK
None
Primary
Hyundai Asset Mgmt
None
Primary
IBERIABANK CORPORATION
None
Primary
ING Real Estate Finance
None
Primary
INLAND BANK & TRUST
None
Primary
JP Morgan Chase Bank
None
Primary
JPM Marathon Repo
None
Primary
JPM ARBOR REPO
None
Primary
JPM MidCap Repo
None
Primary
JPM ReadyCap WF Repo
None
Primary
JPM Redwood Repo
None
Primary
Landesbank BadenWurttem
None
Primary
Landesbank Hessen
None
Primary
LaQuinta NonTrust
None
Primary
LaQuinta Senior Mezz
None
Primary
LBCMT 2007 C3 NonTrust
None
Primary
LBUBS 07C1 NonTrust
None
Primary
LibreMax Master Fund
None
Primary
LOGANSPORT SAVINGS BANK
None
Primary
Lotus Watervliet Fund 3
None
Primary
LSREF4 Lighthouse Trust
None
Primary
Mack Real Estate
None
Primary
Mack Morg Stan Repo
None
Primary
MCA Holdings, LLC
None
Primary
MetLife
None
Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2015 -Appendix A
Commercial Mortgage Pass Through Certificates PSA Date Key Role
MGEC Global Assets 3 Ltd.
None
Primary
Midland for CCSFER and PC
None
Primary
MKP Capital Management, L
None
Primary
Morgan Stanley Mtge Corp
None
Primary
MSB Colony MRA
None
Primary
Natixis Interim
None
Primary
NexBank
None
Primary
Norddeutsche Landesbank
None
Primary
NORTHBROOK BANK & TRUST
None
Primary
One Park Avenue
None
Primary
One William Street Capital
None
Primary
PACIFIC COMMERCE BANK
None
Primary
PACIFIC NATIONAL BANK
None
Primary
Pacifica Equity Partners
None
Primary
PAN AMERICAN BANK
None
Primary
Pembrook Capital Mgmt LLC
None
Primary
Petra
None
Primary
Pres. & Fellows Harvard
None
Primary
Principal Life Ins Co
None
Primary
Prosiris C21 MZ
None
Primary
Prov Equity_US Bank Repo
None
Primary
Providence CS Repo
None
Primary
Providence Equity
None
Primary
Prudential Ins Co of Amer
None
Primary
PWC Lehman
None
Primary
Quantum MBS Ltd.
None
Primary
Raymond James Bank N.A.
None
Primary
Ready Capital Structured
None
Primary
ReadyCap Comm DB Repo
None
Primary
ReadyCap Freddie Interim
None
Primary
Redwood Comm Mtge Corp
None
Primary
Regions Bank
None
Primary
REPUBLIC BANK OF CHICAGO
None
Primary
Royal Bank of Canada
None
Primary
SAAR Landesbank
None
Primary
SAMC REO 201301, LLC
None
Primary
SBA
None
Primary
SBA 7A
None
Primary
Sepulveda 2001 LLC
None
Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2015 -Appendix A
Commercial Mortgage Pass Through Certificates PSA Date Key Role
SGT, Series I
None
Primary
SGT, Series I BFSB
None
Primary
SILVERGATE BANK
None
Primary
SIMPLICITY BANK
None
Primary
SOMA
None
Primary
Somerby of Mobile
None
Primary
SOUTH COASTAL BANK
None
Primary
Stabilis
None
Primary
Standard Charter Bank Kor
None
Primary
Starwood Capital Group
None
Primary
State of Wash Investment
None
Primary
Station Place Building 3
None
Primary
Sumitomo Mitsuit Trust
None
Primary
Summit Investments
None
Primary
Summitbridge Credit Inv
None
Primary
Summitbridge Credit Inv II
None
Primary
Summitbridge Credit Inv IV
None
Primary
Summitbridge Credit InvIII
None
Primary
Summitbridge Nat Inv II
None
Primary
SummitBridge Nat Inv III
None
Primary
SummitBridge Nat Inv V
None
Primary
Summitbridge National Inv
None
Primary
Sutherland A I TrancB JPM
None
Primary
Sutherland Asset Bridge
None
Primary
Sutherland Asset I DB Rep
None
Primary
Sutherland Asset I FVNP
None
Primary
Sutherland Asset I LLC MZ
None
Primary
Sutherland Asset I, Citi
None
Primary
Sutherland Asset I, LLC
None
Primary
Sutherland GTrust II
None
Primary
Sutherland GTrust III
None
Primary
Sutherland WH Trust REPO
None
Primary
SutherlandGrantorTrust IV
None
Primary
Swedbank
None
Primary
Taconic Capital Advisors
None
Primary
TD Bank N.A.
None
Primary
Teachers
None
Primary
The Correspondent Group
None
Primary
THE MANUFACTURERS LIFE
None
Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2015 -Appendix A
Commercial Mortgage Pass Through Certificates PSA Date Key Role
TS7F Grantor Trust
None
Primary
U.S. Bank, N.A
None
Primary
Umpqua Holdings Corp
None
Primary
Union Bank of California
None
Primary
Union Fidelity Life Ins
None
Primary
UNITED PACIFIC BANK
None
Primary
US BANK E31
None
Primary
US BANK, N.A. C47
None
Primary
US BANK, N.A. Q29
None
Primary
US BANK, N.A. S29
None
Primary
US BANK, N.A. T29
None
Primary
US BANK, N.A. U29
None
Primary
US BANK, N.A. V29
None
Primary
US BANK, N.A. X29
None
Primary
Vornado Realty Trust
None
Primary
WASHINGTON TRUST COMPANY
None
Primary
Waterfall Eden MasterFund
None
Primary
Waterfall Fin 10 GT, Ser1
None
Primary
Waterfall Finance 10, LLC
None
Primary
Waterfall Olympic GT II
None
Primary
Waterfall Olympic Mtr Fund
None
Primary
Waterfall Olympic, Ser I
None
Primary
Waterfall OlympicREO 141
None
Primary
WEMF Grantor Trust, Serie
None
Primary
WESTAMERICA BANK
None
Primary
Western Alliance Bank
None
Primary
WF Victoria MasterFundLtd
None
Primary
WFO BP REO 201501, LLC
None
Primary
WOMF REV, LLC
None
Primary
WP Carey & Co
None
Primary
Yellow Brick Real Estate
None
Primary